SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           January 10, 1997
                                                           ----------------


                            Dominion Resources, Inc.
             (Exact name of registrant as specified in its charter)


          Virginia                      1-8489                54-1229715
(State or other jurisdiction        (Commission File          (IRS Employer
of Incorporation)                       Number)             Identification No.)


      P. O. Box 26532, 901 East Byrd Street, Richmond, Virginia 23261-6532 (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (804) 775-5700
                                                        --------------

---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (a)   Financial Statements of Business Acquired.

                      1. The required audited financial statements of East Midlands Electricity, plc (East Midlands) as of 31 March 1996 and 1995 and for each of the three years in the period ended 31 March 1996, together with the report of the auditors, are included in East Midlands Annual Report and Accounts for the year ended 31 March 1996 attached hereto as Exhibit 99.1 and are incorporated by reference herein.

                      2. The required unaudited condensed consolidated financial statements and related footnotes of East Midlands as of 30 September 1996 and 1995 and for each of the six month periods then ended are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

                (b)   Pro Forma Financial Information.

                      The required unaudited proforma condensed consolidated
                financial statements and related footnotes of East Midlands as of 30 September 1996 and for the year ended 31 December 1995 and the nine-months ended 30 September 1996 are attached hereto as
                Exhibit 99.3 and are incorporated by reference herein.

                (c)   Exhibits

                      23 - Consent of Deloitte & Touche LLP (independent public accountants)

                      99.1 - East Midlands Electricity, plc Annual Report and accounts for the year ended 31 March 1996

                      99.2 - East Midlands Electricity, plc unaudited financial statements for the period ended 30 September 1996.

                      99.3 - East Midlands Electricity, plc unaudited pro forma condensed consolidated financial statements and related footnotes as of 30 September 1996.

                      99.4 - Pound 700 million Revolving Credit Agreement dated January 30, 1997 among Dominion Resources, DR Nottingham Investments, various lending institutions and Union Bank of Switzerland, New York Branch, as Administrative Agent. Pursuant to Item 601(b) (4) (v) of Regulation S-K, in lieu of filing a copy of such agreement, Dominion Resources agrees to furnish a copy of such agreement to the Commission upon request.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           DOMINION RESOURCES, INC.
                                                      Registrant



                                      BY:          L. R. ROBERTSON
                                             --------------------------
                                                   L. R. Robertson
                                              Executive Vice President
                                              (Chief Financial Officer)

Date: March 20, 1997